UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 20, 2016

Titanium Healthcare, Inc.
(Exact Name of Registrant as Specified in Charter)

000-53803	27-0984261
(Commission File Number)	(IRS Employer Identification Number)

11701 Bee Cave Road, Suite 124

Austin, Texas 78738

(469) 606-4521

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2016, Debbie Woods resigned as a member of the Board of Directors of Titanium Healthcare, Inc. (the "Company").

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Healthcare, Inc.

Date: March 24, 2016	By:	/s/ Chris Mashburn
	Name:	Chris Mashburn
	Title:	Acting Chief Executive Officer